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                                                                    Exhibit 5(c)

PRUCO LIFE INSURANCE COMPANY,                  STRATEGIC PARTNERS(SM) FLEX ELITE
a Prudential Financial company                      VARIABLE ANNUITY APPLICATION
                                      Flexible Payment Variable Deferred Annuity

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                     ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THE CONTRACT ARE VARIABLE AND ARE NOT
                     GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                     On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco
                     Life Insurance Company.

1  CONTRACT          Contract number (if any) __________________________
   OWNER
   INFORMATION       [ ] Individual   [ ] Corporation   [ ] UGMA/UTMA   [ ] Other

                     TRUST: [ ] Grantor   [ ] Revocable   [ ] Irrevocable   TRUST DATE (mo., day, yr.) __ __ _____

                     If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                     [ ] Tax-exempt entity under Internal Revenue Code 501

                     [ ] Trust acting as agent for an individual under Internal Revenue Code 72(u)

                     Name of owner (first, middle initial, last name)
                     _____________________________________________________________________________________________
                     Street                                                                                  Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of

                        [ ] Male        [ ] Resident alien     ___________________________________________________
                                                               Attach the applicable IRS Form W-8(BEN, ECI, EXP,
                                                               IMY).

2  JOINT             Unmarried persons who wish to own the contract jointly should consult with their tax adviser.
   OWNER
   INFORMATION       Name of joint owner (if any) (first, middle initial, last name)
   (if any)          _____________________________________________________________________________________________
   Do not            Street (Leave address blank if same as owner.)                                          Apt.
   complete if       _____________________________________________________________________________________   _____
   you are           City                                             State       ZIP code
   opening           ______________________________________________   _________   ______________ - _______________
   an IRA.           Social Security number/EIN   Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

Pruco Corporate Office: Pruco Life Insurance Company, Phoenix AZ 85014

ORD 113670                                                  ORD113670 Ed. 3/2006
                                                FLEXELITE Kit order no: ORD01163


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3  ANNUITANT         This section must be completed only if the annuitant is not the owner or if the owner is a
   INFORMATION       trust or a corporation.
   Do not
   complete if you   Name of annuitant (first, middle initial, last name)
   are opening an    _____________________________________________________________________________________________
   IRA .             Street (Leave address blank if same as owner.)                                          Apt.
                     _____________________________________________________________________________________   _____
                     City                                             State       ZIP code
                     ______________________________________________   _________   ______________ - _______________
                     Social Security number       Date of birth (mo., day, year)  Telephone number
                     __________________________   ________   ________   ________  _________   _________ - ________

                     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
                                                               I am a citizen of
                        [ ] Male        [ ] Resident alien     ___________________________________________________

4  CO-ANNUITANT      Name of co-annuitant (first, middle initial, last name)
   INFORMATION       _____________________________________________________________________________________________
   (if any)
   Do not            Social Security number       Date of birth (mo., day, year)  Telephone number
   complete if you   __________________________   ________   ________   ________  _________   _________ - ________
   are opening an
   IRA or if the     A. [ ] Female   B. [ ] U.S. citizen   [ ] I am not a U.S. person (including resident alien).
   contract will                                               I am a citizen of
   be owned by a        [ ]  Male       [ ] Resident alien     ___________________________________________________
   corporation or
   trust.

5  BENEFICIARY       [X] PRIMARY CLASS
   INFORMATION
   Please add        Name of beneficiary (first, middle initial, last name) If trust, include name of trust and
   additional        trustee's name.
   beneficiaries     _____________________________________________________________________________________________
   in section 15.
                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to owner ______________________________________________

                     Social Security number                         Date of birth
                     ____________________________________________                   ________   ________   ________
                                                                                      month       day       year

                     CHECK ONLY ONE: [ ] Primary class   [ ] Secondary class

                     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                     _____________________________________________________________________________________________

                     TRUST: [ ] Revocable   [ ] Irrevocable    Trust date (mo., day, year)   _____   _____   _____

                     Beneficiary's relationship to owner ______________________________________________

                     Social Security number                         Date of birth
                     ____________________________________________                   ________   ________   ________
                                                                                      month       day       year
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ORD 113670                                                            Ed. 3/2006


                                   Page 2 of 8

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6  ELECTION OF       This section contains various options available under your annuity contract. You can choose
   BENEFITS          any of the following benefits: (1) a Death Benefit; (2) the Earnings Appreciator Benefit; (3)
                     the Guaranteed Minimum Income Benefit; (4) the Income Appreciator Benefit; and (5) the
                     Lifetime Five Income Benefit. Prior to electing any of these benefits, you should review the prospectus for a complete explanation of the features and their costs.

                     A.   Check one of the following five death benefit options:

                          [ ]  Base Death Benefit

                          [ ]  Guaranteed Minimum Death Benefit (GMDB) with a Roll-Up option

                          [ ]  GMDB with an annual Step-Up option

                          [ ]  GMDB with a Roll-Up and an annual Step-Up option

                          [ ]  Highest Daily Value option. (Allocation restrictions may apply. See prospectus for additional details.)

                          Indicate below if you want to elect the Earnings Appreciator supplemental death benefit.

                          [ ]  Yes, I would like to elect the Earnings Appreciator Benefit.

                     B.   Indicate the income benefit(s) you want to elect. Check all that apply. ONCE ELECTED,
                          THE GUARANTEED MINIMUM INCOME BENEFIT (GMIB) AND THE INCOME APPRECIATOR BENEFIT (IAB)
                          CANNOT BE REVOKED.

                          [ ]  GMIB

                          [ ]  IAB

                          [ ]  Lifetime Five Income Benefit*

                          [ ]  Lifetime Five Income Benefit with Auto Step Up*

                          [ ]  Spousal Lifetime Five Income Benefit**

                          [ ]  Spousal Lifetime Five Income Benefit with Auto Step Up**

                     *    Available for contracts with a single natural owner and single annuitant who is the same as the owner, or for contracts with a non-natural owner with a single annuitant only.
                          Cannot be elected with any other optional income benefit. Allocation restrictions may apply. See prospectus for details.

                     **   Available for contracts with co-owners who are each other's spouse, each other's primary beneficiary, and the designated lives, or for contracts with a single owner and a single primary beneficiary who is the owner's spouse and a designated life. Also, the annuitant must be an owner. Cannot be elected with any other optional death or income benefit.
                          Allocation restrictions may apply. See prospectus for details.

7  TYPE OF           PLAN TYPE.
   PLAN AND
   SOURCE OF         Check only one: [ ] Non-qualified        [ ] Traditional IRA
   FUNDS                             [ ] Roth IRA/Custodial   [ ] Custodial (PSI only)
   (minimum of       _____________________________________________________________________________________________
   $10,000)
                     SOURCE OF FUNDS. Check all that apply:

                     [ ] Total amount of the check(s) included with this
                         application. (Make checks payable to Prudential.)       $______ , ______ , ______ . _____

                     [ ] IRA Rollover                                            $______ , ______ , ______ . _____

                     If Traditional IRA or Roth IRA new contribution(s) for the current and/or previous year, complete the following:
                     $____, ________ . ________   Year __________   $____ , ________ . ________   Year ___________

                     [ ] 1035 Exchange (non-qualified only), estimated amount:   $______ , ______ , ______ . _____

                     [ ] IRA Transfer (qualified), estimated amount:             $______ , ______ , ______ . _____

                     [ ] Direct Rollover (qualified), estimated amount:          $______ , ______ , ______ . _____

                     [ ] Roth Conversion IRA, establishment date:*                ______   ______   ______

                          *    This is the date you originally converted from a traditional IRA to a Roth
                               Conversion IRA. (If omitted, the current tax year will be used.) This is required for the IRA five-tax year, holding period requirement.

                     A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT
                     WHICH WILL BE REPORTED TO THE INTERNAL REVENUE SERVICE.
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ORD 113670                                                            Ed. 3/2006


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8  PURCHASE          Please write in the percentage of your payment that you want to allocate to the following
   PAYMENT           options. The total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED
   ALLOCATION(S)     BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

INTEREST RATE OPTIONS                            CODES    %
---------------------                           ------   ---
1 Year Fixed-Rate Option                        1YRFXD
Dollar Cost Averaging (DCA) 6 Month(1)          DCA6
Dollar Cost Averaging (DCA) 12 Month(1)         DCA12
2 Year Market Value Adjustment Option(2)        2YRMVA
3 Year Market Value Adjustment Option(2)        3YRMVA
4 Year Market Value Adjustment Option(2)        4YRMVA
5 Year Market Value Adjustment Option(2)        5YRMVA
6 Year Market Value Adjustment Option(2)        6YRMVA
7 Year Market Value Adjustment Option(2)        7YRMVA
8 Year Market Value Adjustment Option(2)        8YRMVA
9 Year Market Value Adjustment Option(2)        9YRMVA
10 Year Market Value Adjustment Option(2)       10YMVA

VARIABLE INVESTMENT OPTIONS
Prudential Equity Portfolio                     STOCK
Prudential Global Portfolio                     GLEQ
Prudential Jennison Portfolio                   GROWTH
Prudential Money Market Portfolio               MMKT
Prudential Stock Index Portfolio                STIX
Prudential Value Portfolio                      HIDV
SP AIM Core Equity Portfolio                    AIMCEP
SP T. Rowe Price Large-Cap Growth Portfolio     LARCP
SP Davis Value Portfolio                        VALUE
SP LSV International Value Portfolio            DEUEQ
SP Small Cap Growth                             VIFSG
SP William Blair International Growth           JENIN
SP Mid Cap Growth Portfolio                     MFSMC
SP PIMCO High Yield Portfolio                   HIHLD
SP PIMCO Total Return Portfolio                 RETRN
SP Prudential U.S. Emerging Growth Portfolio    EMRGW
SP Small-Cap Value                              SMDVL
SP Strategic Partners Focus Growth Portfolio    STRPR
Janus Aspen Series Large Cap Growth Portfolio   JANSR
AST Advanced Strategies Portfolio               AS196
AST Alliance Bernstein Growth & Income          AS149
AST American Century Income & Growth            AS152
AST American Century Strategic Balanced         AS153
AST Cohen & Steers Realty                       AS155
AST Global Allocation Portfolio                 AS157
AST DeAM Large Cap Value Portfolio              AS159
AST DeAM Small Cap Growth Portfolio             AS160
AST DeAM Small Cap Value Portfolio              AS161
AST Federated Aggressive Growth                 AS163
AST First Trust Balanced Target Portfolio       AS194
AST First Trust Capital Appreciation Target     AS195
   Portfolio
AST Mid-Cap Value                               AS164
AST Goldman Sachs Concentrated Growth           AS166
AST High Yield Bond                             AS162
AST Goldman Sachs Mid Cap Growth                AS167
AST Large-Cap Value                             AS169
AST JP Morgan International Equity              AS186
AST Lord Abbett Bond Debenture                  AS170
AST Neuberger Berman Mid Cap Growth             AS174
AST Neuberger Berman Mid Cap Value              AS175
AST Marsico Capital Growth                      AS171
AST MFS Growth                                  AS172
AST MFS Global Equity                           AS185
AST PIMCO Limited Maturity Bond                 AS177
AST AllianceBernstein Core Value                AS179
AST AllianceBernstein Managed Index 500         AS180
AST Small Cap Value                             AS165
AST T. Rowe Price Asset Allocation              AS182
AST T. Rowe Price Global Bond                   AS187
AST T. Rowe Price Natural Resources             AS181
AST Aggressive Asset Allocation Portfolio       AS189
AST Capital Growth Asset Allocation Portfolio   AS190
AST Balanced Asset Allocation Portfolio         AS191
AST Conservative Asset Allocation Portfolio     AS192
AST Preservation Asset Allocation Portfolio     AS 193
Gartmore GVIT Developing Markets                ME204
                                                         ---
TOTAL                                                    100%
                                                         ===
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(1)  THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST
     $2,000.

(2)  THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST
     $1,000.

ORD 113670                                                            Ed. 3/2006


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9  DOLLAR COST       If you elect to use more than one Dollar Cost Averaging option, you must also complete a
   AVERAGING         Request for Dollar Cost Averaging Enrollment or Change form (ORD 78275).
   PROGRAM
                     [ ]  DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.

                          TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate Option or any of the
                          Market Value Adjustment options.)

                          *    If you selected the DCA6 or DCA12 option in section 8, only complete the TRANSFER
                               TO information.
                          Option code: _________________ $_____, _______, _______. _____ or ___________%

                          TRANSFER FREQUENCY: [ ] Annually   [ ] Semiannually   [ ]Quarterly   [ ] Monthly

                          TRANSFER TO: (You cannot transfer to the DCA Interest Rate options or any of the Market
                          Value Adjustment options.) The total of the two columns must equal 100 percent.

                            OPTION CODE     PERCENT       OPTION CODE     PERCENT
                          ______________   _________%   ______________   __________%
                          ______________   _________%   ______________   __________%
                          ______________   _________%   ______________   __________%

10 AUTO-             [ ]  AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio
   REBALANCING            mix automatically adjusted as allocated in section 8 under my variable investment options.

                          Adjust my portfolio: [ ] Annually [ ] Semiannually [ ] Quarterly [ ] Monthly

                          Please specify the start date if different than the contract date: _____   ___   ____
                                                                                             month   day   year

11 TELEPHONE         We will accept your transfers and reallocations over the telephone. Please indicate below if
   TRANSFERS         you wish to extend authority as follows.

                     [ ]  I authorize Prudential to accept telephone transfers and reallocation instructions from my Registered Investment Adviser.

12 REPLACEMENT       YOU  MUST CHECK ONE OF THE FOLLOWING TWO CHECKBOXES.
   QUESTIONS AND
   DISCLOSURE        [ ]  I do have existing life insurance policies or annuity contracts. (FOR STATES THAT HAVE
   STATEMENT              ADOPTED THE NEW NAIC REGULATIONS*: The Important Notice Regarding Replacement form (COMB
                          89216) must be completed even if your new annuity is not replacing an existing policy or contract.)

                          *    Note: See the state replacement highlighter for the applicable states or the attached list of state product restrictions.

                     [ ]  I do not have existing life insurance policies or annuity contracts.

                     WILL THE PROPOSED ANNUITY CONTRACT REPLACE ANY EXISTING INSURANCE POLICY(IES) OR ANNUITY
                     CONTRACT(S)?

                     [ ] Yes [ ] No (If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.)

                     Company name
                     _____________________________________________________________________________________________

                       Policy or contract number     Year of issue (mo., day, year)   Name of plan (if applicable)
                     _____________________________   __________ _______ ___________   ____________________________

   REPRESENTATIVE'S  THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
   QUESTION
                     Do you have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                     [ ] Yes [ ] No (You must check "Yes" if the customer has responded "Yes" to the replacement question above. If "Yes," please provide details in section 15, ADDITIONAL
                                    REMARKS.)
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ORD 113670                                                            Ed. 3/2006


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13 SIGNATURE(S)      If applying for an IRA or Roth IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, the ability to transfer among investment options without sales or withdrawal charges, and other features as described in the prospectus.

                     No representative has the authority to make or change a contract or waive any of the contract rights.

                     I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                     I believe that this contract meets my needs and financial objectives. Furthermore, I (1)
                     understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2)
                     acknowledge receipt of the current prospectus for this contract and the variable investment options.

                     FOR NORTH CAROLINA RESIDENTS: Suitability

                          1.   Did you receive a current prospectus for this annuity?             [ ] Yes   [ ] No

                          2.   Do you believe the annuity meets your financial objectives and
                               anticipated future financial needs?                                [ ] Yes   [ ] No

                     [ ]  If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                     [ ]  If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                     [ ]  Check here to request a Statement of Additional Information.

                     MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR
                     THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                     I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

                     By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract, including the right to make purchase payments to the contract.

                     We must have both the owner's and annuitant's signatures even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                     THOSE AMOUNTS ALLOCATED TO ANY MVA OPTION WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF
                     WITHDRAWN OR TRANSFERRED AT ANY TIME OTHER THAN DURING THE 30-DAY PERIOD FOLLOWING THE
                     INTEREST CELL'S MATURITY. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT.
                     THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

                     I hereby represent that my answers to the questions on this application are correct and true to the best of my knowledge and belief. I have read the applicable fraud warning for my state listed in section 16. ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE
                     INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR
                     AMOUNT. I acknowledge receipt of current product and fund prospectuses.


                     ------------------------------------------------------------------------
                     SIGNED AT (CITY, STATE)


                     X_______________________________________________________________________   _____   ___   ____
                      Contract owner's signature and date                                       month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Joint owner's signature (if applicable) and date                          month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Annuitant's signature (if applicable) and date                            month   day   year


                     X_______________________________________________________________________   _____   ___   ____
                      Co-annuitant's signature (if applicable) and date                         month   day   year

                                                                                                       (continued)
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ORD 113670                                                            Ed. 3/2006


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13 SIGNATURE(S)      OWNER'S TAX CERTIFICATION
   (continued)
                     Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I [ ] HAVE [ ]
                     HAVE NOT (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.


                     X_______________________________________________________________________   _____   ___   ____
                      Contract owner's signature and date                                       month   day   year

14 REPRESENTATIVE'S  This application is submitted in the belief that the purchase of this contract is appropriate
   SIGNATURE(S)      for the applicant based on the information provided and as reviewed with the applicant.
                     Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                     The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                     __________________________________________________________________   ________________________
                     Representative's name (Please print)                                 Rep's contract/FA number


                     X_________________________________________________________________   _____   ___   ____
                      Representative's signature and date                                 month   day   year

                     X_________________________________________________________________   ________________________
                      Second representative's name (Please print)                         Rep's contract/FA number


                     X_________________________________________________________________   _____   ___   ____
                      Second representative's signature and date                          month   day   year

                     X_________________________________________________________________   ________ ________ ______
                      Branch/field office name and code                                   Representative's
                                                                                          telephone number

15 ADDITIONAL        ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND DATED BY ALL PERSONS WHO HAVE
   REMARKS           SIGNED THIS APPLICATION IN SECTIONS 13 AND 14.
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
                     _____________________________________________________________________________________________
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ORD 113670                                                            Ed. 3/2006


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16 FRAUD             COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or
   WARNINGS          information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado
                     Division of Insurance within the Department of Regulatory Agencies.

                     CONNECTICUT: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud. This is to be determined by a court of competent jurisdiction.

                     NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

                     NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

                     OKLAHOMA: WARNING -- Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

                     PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

                     ALL OTHER STATES: Any person who knowingly gives false or deceptive information when completing this form for the purpose of defrauding the company may be guilty of insurance fraud.

                     STANDARD PRUDENTIAL ANNUITY SERVICE CENTER   OVERNIGHT PRUDENTIAL ANNUITY SERVICE CENTER
                     MAIL TO: PO BOX 7960                         MAIL TO: 2101 WELSH ROAD
                              PHILADELPHIA, PA 19176                       DRESHER, PA 19025

                     If you have any questions, please call the Prudential Annuity Service Center at (888)
                     778-2888, Monday through Thursday between 8:00 a.m. and 7:00 p.m. and on Friday between 8:00
                     a.m. and 6:00 p.m. Eastern time.

ORD 113670                                                            Ed. 3/2006


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